UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 14, 2011

TRIMERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23155	56-1808663
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor

Durham, NC 27713

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(919) 806-4682

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 14, 2011, Trimeris, Inc. issued a press release announcing financial results for the year and quarter ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated March 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 14, 2011	TRIMERIS, INC.

	By:	/s/ Martin A. Mattingly
Martin A. Mattingly
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 14, 2011